AGREEMENT made this 30th day of April, 1996.

BETWEEN:

                           SUPERIOR INSURANCE COMPANY

                       SUPERIOR AMERICAN INSURANCE COMPANU

                       SUPERIOR GUARANTY INSURANCE COMPANY

             (collectively, hereinafter designated as the "Company")

                                     - and -

                              GGS MANAGEMENT, INC.

                    (hereinafter designated as the "Manager")


         IN CONSIDERATION of the mutual covenants and premises contained herein the parties hereto agree.

         1. The Company hereby grants to the Manager authority to act on behalf of the Company in all States of United States of America in which the Company carries on business to receive and accept proposals for insurance covering such classes of risks as set out in Addendum "A" attached hereto and forming part of this contract as may from time to time be amended.

         2. The Manager has full authority and responsibility to collect and receive on behalf of the Company payments for premiums for such insurance but all such payments shall be made payable to the Company. The Company shall establish and the Manager shall deposit all gross premiums into a bank account controlled by the Company (the "Premium Account") immediately upon the Manager's receipt of such funds. All funds deposited into the Premium Account shall be supported by the Policy Register (as hereinafter defined). On a monthly basis, the Manager shall furnish to the Company or its data processing facility a report of Gross Written Premium in a policy register format, setting forth policies bound or endorsed by policy number, name of the insured, policy effective and termination date, policy issuance date, premium received, and commission due (the "Policy Register").

         3. The Company hereby grants to the Manager authority to, on behalf of the Company, receive and accept proposals for contracts, to appoint adjusters, adjust and settle claims on behalf of the Company and to do all those things required to be done by the Company in fulfilling its obligations to the public, the Department of Insurance or other government bodies. All funds collected for the account of the Company shall be held by the Manager in a fiduciary capacity in a bank which is a member of the Federal Reserve system. This account shall be used for all payment as directed by the Company. The Manager may retain no more than sixty (60) days of estimated claims payments and allocated loss adjustment expenses.

         All claims must be reported to the Company in a timely manner and all claims must be adjusted by properly licensed persons. Notice shall be sent by the Manager to the Company as soon as it becomes known that any claim (i) exceeds the limits set by the Company; (ii) involves a coverage dispute; (iii) exceeds the Manager's claims settlement authority; (iv) is open for more than six (6) months; or, (v) is closed by payment of an amount set by the Department of Insurance or an amount set by the Company, whichever is less.

     All claims files shall be the joint property of the Company and the Manager. However, upon an order of liquidation of the Company, the claims and related application files shall become the sole property of the Company or its estate. The Manager shall have reasonable access to and the right to copy said files on a timely basis.

         Any settlement authority granted to the Manager may be terminated for cause upon the Company's written notice to the Manager or upon the termination of this Agreement. The Company may suspend the settlement authority granted herein during the pendency of any dispute regarding its cause for termination of this Agreement.

         4. The powers granted by the Company to the Manager hereunder are on an exclusive basis and during the currency of this Agreement the Company shall not act on its own in respect of any matter delegated to the Manager hereunder.

         5. In consideration of the Manager performing its duties hereunder and as compensation for such business as is placed with the Company, the Company agrees that out of premiums so collected, delivered and deposited to the account of the Company, the Company shall pay to the Manager fees at rates as set out in Addendum "A" attached hereto or as may from time to time be amended in writing. Manager hereby agrees that it shall pay Company's office rent and occupancy operating expenses from the amounts it receives pursuant to this Agreement.

         6. The Company hereby appoints and constitutes the Manager as its legally designated Manager throughout the United States of America and hereby conveys and confers to the Manager the powers authorizing him to take all the actions necessary so as to enable the Manager to perform its duties hereunder.

         7. Except as other provided herein, particularly, but without limitation, the Manager is hereby empowered to, and hereby agrees to perform, on behalf of the Company:

         (a) Accept proposals for, underwrite, issue policies for, and provide all other policyholder services incident to the category of insurance business as set forth in Addendum A;

         (b) Receive, demand, seize, institute proceedings for recovery and recover any and all premiums, debts or other sums which are presently or which shall become in the future due and payable to the Company provided that, in respect to all premiums, payments shall be made directly to the Company and in respect to all other debts or sums recovered shall be paid forthwith to the account of the Company;

         (c) Open and maintain, in the name of the Company, one or several accounts in any bank or trust company and draw on such accounts for and on behalf of the Company and, to that end, endorse checks and bills of exchange so as to effect deposits in said accounts in the name and on behalf of the Company; but it is expressly stipulated that the Manager does not have the authorization to overdraw or to negotiate and/or obtain a loan, on pledged security or otherwise, or pay any sum on its own account without a special authorization from the Company;

         (d) Receive and/or cash and deposit forthwith to the account of the Company any dividend, interest or other sums of money related to or connected with securities forming a part of the activity of the Company in the United States of America whether provided by law or as a result of contracts or trusts or otherwise, within the limits authorized by law;

         (e) Solicit authorizations of any Department of Insurance or other governmental bodies and solicit the renewal and modification of such authorizations and, to this end, constitute deposits of securities or other properties, as may be required, and draw up and execute, on behalf of the Company, all required documents to that end and also:

                  (i) Solicit, if need be, the arbitration of a civil servant of the Department of Insurance or other civil servant;

                  (ii) Draw up and execute, on behalf of the Company, any declaration as to its solvency or any other document required by law;

                  (iii) Generally, to that end, do whatever is necessary and draw up and execute any other document which may be required from the Company.

         (f) Establish and verify the annual accounts and other financial documents required by the laws and regulations of any jurisdiction in the territory of which the American branch of the Company is authorized to do business, in addition to any other documents and reports required to be furnished pursuant to such laws and regulations; and in the event that it will be necessary that such reports or documents be drawn up by two persons, appoint an agent in such territory as representative of the Company with the necessary powers to establish such reports or documents;

         (g) Communicate with the Department of Insurance in the State of Florida or of any state, territory, or district therein or thereof or with any other persons any such state, territory or district, as provided by law and, on behalf of the Company, accept and acknowledge the receipt of service of a notice or proceeding of any kind, either provisional or definitive in any judicial proceeding against the Company, in any Court of Justice of the United States of America or of any state, territory or district therein of thereof, and appoint and admit, on behalf of the Company that a decision taken by the Department of Insurance or other qualified person be considered as valid and obligatory and binding upon the Company pursuant to the laws and customs of the United States of America or of the states, territories or districts therein or thereof.

        (h)    The Manager shall not:

                  (i) Bind reinsurance or retrocessions on behalf of the Company;

                  (ii) Commit the Company to participate in insurance or reinsurance syndicates;

                  (iii) Appoint any producer without assuring that the producer is lawfully licensed to transact the type of insurance for which he is appointed;

                  (iv) Collect a payment from a reinsurer or commit the Company to a claim settlement with a reinsurer without the prior written approval of the Company;

                  (v) Permit any subproducer to serve on its board of directors;

                  (vi)     Appoint a submanaging general agent.

         8. The parties agree that all books and records relating to the Company's business including those maintained for its and on its behalf by the Manager shall remain the property of the Company and shall be kept at the Company's head office. Furthermore, all business effected on the Company's account by the Manager shall be the property of the Company and the Manager shall have no rights thereto except in accordance with this Agreement.

         9. The Company agrees to hold the Manager harmless and to indemnify the Manager in respect to all claims including the cost of defense arising out of loss to policy holders caused directly by the Company's error in the processing or handling of policies and further agrees to hold the Manager harmless and indemnify the Manager for actions of the Company which result in loss or damage to the Manager.

         10. The Manager is an agent of the Company and the Company agrees to indemnify the Manager for all actions taken by the manager on behalf of the Company in accordance with its duties hereunder.

         11.    The term and termination of this Agreement shall be as follows:

         (a) This Agreement shall be for a period of five (5) years commencing on the date first written above and shall be automatically renewed for further periods of three (3) years each unless a notice in writing to the contrary shall have been sent by either party to the other by prepaid mail at least sixty (60) days prior to December 31 of the end of the term or any renewals.

         (b) Notwithstanding the foregoing, either party may terminate this Agreement upon sixty (60) days notice in writing delivered by prepaid mail to the other party.

         (c)      This Agreement shall terminate with cause:

               (i)  Immediately  at the election of and upon written notice from the Company, if any public authority cancels or declines to renew any of the licenses of the Manager, or automatically and immediately if any public authority cancels or declines to renew the Company's licenses in any jurisdiction in which it is licensed to do business.

              (ii) Automatically and immediately upon the insolvency or bankruptcy of the Manager or an assignment by the Manager for the benefit of creditors.

             (iii) Automatically and immediately upon the insolvency of the Company.

              (iv) Immediately at the election of and upon written notice from the Company of the commission of any of the following acts by the Manager: fraud or gross negligence or willful misconduct (which includes, but is not limited to, willful violation of instructions, or willful violation of any covenant of this Agreement or any statutory provision or Department regulation).

                (v) At  the  election  of the  Company  upon  the  Manager's violation of any provision of this Agreement, provided, however, that in the case of such violation, the Company shall give the Manager notice of the violation, and the Manager will be allowed ten (10) days to cure such violation after the date of the notice, or if the same is of such a nature that it cannot reasonably be cured within such time, if the Manager has not within such time commenced to cure the same and does not diligently continue to and actually cure the same. For purposes of this Paragraph , routine differences in the accounting methods of the Manager and the Company which are minor in amount and do not involve premiums collected and willfully withheld by the Manager shall not constitute failure to account for and pay over premiums, provided all items not in dispute are paid in accordance with the collection and remittance procedures set forth in this Agreement.

         (d)      In the event of proper termination of this Agreement:

                (i) All  obligations  of the Manager  and the Company  under this Agreement shall survive until discharged and shall be discharged promptly.

               (ii) No party  shall have a claim upon the other for loss of
                    prospective   profit  or  damage  to  the  business  arising
                    therefrom.

              (iii) The Manager  shall upon  demand  return to the Company any Policies, forms or other supplies imprinted with the Company's name regardless of who incurred the cost for same, or any Policies, forms or other supplies furnished to the Manager by the Company.

         (e)      The  Company  may,  in  its  sole   discretion,   suspend  the
                  underwriting authority of the Manager during the pendency of any dispute regarding the cause for termination.


     12. Any notice required or permitted hereunder shall be deemed to be validly sent if sent to the following addresses:

                  (a)      In the case of the Company:

                           3030 North Rocky Point Drive
                           Tampa, Florida  33607
                           Attention:  President

                  (b)      In the case of the Manager:

                           4720 Kingsway Drive
                           Indianapolis, Indiana  46205


         Any such notice addressed as aforesaid and sent by prepaid mail shall be conclusively deemed to have been received on the fifth business day after such mailing. Either of the parties may advise the other in writing of any change of address by the giving of notices.

         13. It is expressly understood and covenanted that the Manager shall not in any way assign, cede or transfer this Agreement without the written consent of the Company.

     14. This Agreement shall be governed by the laws of the State of Florida.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement by officers duly authorized in that behalf.


                                            SUPERIOR INSURANCE COMPANY


                                            By: /s/ Alan G. Symons


                                            SUPERIOR AMERICAN INSURANCE COMPANY


                                            By: /s/ Alan G. Symons



                                            SUPERIOR GUARANTY INSURANCE COMPANY


                                            By: /s/ Alan G. Symons



                                            GGS MANAGEMENT, INC.



                                            By: /s/ Alan G. Symons


Dated at _____________________,
this 30th day of April,
1996.

                                   ADDENDUM A

                          SCHEDULE OF CLASSES AND FEES


     The Manager shall receive fees for the business placed with the Company in accordance with the following:


         CLASS                                 FEES
                                   (% of Gross Written Premiums)

Automobile                         Agents commission plus 17% not to exceed 32%
                                   in total.



         When the Manager has elected to place reinsurance on behalf of the Company, the reinsurance shall have a ceding commission payable to the Company of at least the commission payable to the Manager plus taxes plus the agents'
commissions or the commission payable to the Manager shall be reduced proportionately to the amount of the commission for reinsurance.